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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported)                 January 7, 2004



                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


           Ohio                          1-434                  31-0411980
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 (State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


One Procter & Gamble Plaza, Cincinnati, Ohio                       45202
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  (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code    (513) 983-1100
                                                   -----------------------------


ITEM 9. REGULATION FD DISCLOSURE

     On January 7, 2004, The Procter & Gamble Company (the "Company") issued a news release (i) updating earnings per share guidance for the 2003/04 second quarter, and (ii) providing certain unit volume growth information for the 2003/04 second quarter. The Company is furnishing this 8-K pursuant to Item 9, "Regulation FD Disclosure", with the exception of the first sentence of the second paragraph, which is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE PROCTER & GAMBLE COMPANY


                                        BY:   /s/SHARON E. ABRAMS
                                           -------------------------------------
                                              Sharon E. Abrams, Secretary
                                              January 7, 2004



                                    EXHIBITS

99.     News Release by The Procter & Gamble Company dated January 7, 2004.






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